UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2014

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607

(Address of principal executive offices, including Zip Code)

(855) 862-0436

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 16, 2014, 1347 Property Insurance Holdings, Inc. (the “Company”) notified the Florida Office of Insurance Regulation (the “OIR”) of the Company’s intent to withdraw its initial application for a de novo, wholly-owned subsidiary to seek a certificate of authority to write insurance policies in the State of Florida. On October 17, 2014, the OIR notified the Company that the OIR accepted the Company’s withdrawal of its initial application. The Company will focus on other growth opportunities in coastal states, including Texas and Hawaii. The Company may choose to re-submit an application to the OIR in 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2014

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ Douglas N. Raucy
Douglas N. Raucy
President and Chief Executive Officer